INDEX PLUS FUND, INC.
SUPPLEMENT DATED JANUARY 3, 2005
TO THE PROSPECTUS
DATED FEBRUARY 18, 2004

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Index Plus Fund, Inc.

This Supplement updates the above-dated Prospectus and Statement of Additional Information of Index Plus Fund, Inc. There are three updates, as itemized below:


On Page 5 of the Prospectus:

The management fee has been lowered to 0.95% from 1.25% effective
12/31/04, thus total annual operating expenses are now 0.95%.
The revised example of costs is as follows:

  1 Year         3 Years           5 Years        10 Years
   $100            $311             $540           $1,198



On Page 6 of the Prospectus, Custody of Investments has changed to the following:

Custody of Investments: The Fund will operate under Rule 17f(4) and its amendments under the Investment Company Act of 1940. Therefore, securities and similar investments of the Fund will be maintained with a "securities depository" registered with the Securities and Exchange Commission or a Federal Reserve
Bank. The Fund will use Charles Schwab, Fidelity Investments or both, as intermediary custodians that use the Depository
Trust Company ("DTC") to hold client assets. Both of these firms meet the requirements under Rule 17f(4). The Fund will maintain Fidelity Bond coverage in an amount sufficient to insure custodial activities.



On Page 7 under Pricing of Fund Shares, the frequency of pricing has changed as follows:

When and How do We Price: The net asset value of the Fund is determined whenever there is a request for redemption or purchase of Fund shares, priced as of the close (presently 4:00 p.m.) each business day the New York Stock Exchange is open, and also on the last day of each month. The net asset value is the price of each share and is determined by dividing the value of Fund owned securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.
All Fund price calculations will be carried to four decimal places.